                                                                   EXHIBIT 10.25

(GE LOGO)                                      GE CAPITAL
                                               COMMERCIAL EQUIPMENT FINANCING

LEAH A. SMITH                                  2400 E. Katella Avenue
Senior Risk Analyst                            Suite 800
                                               Anaheim, CA  92806
                                               714-456-9449 / Fax:  714-456-9473
                                               Internet:  leah.smith@ge.com




December 31, 2003

Mr. Arthur T. Taylor
Chief Financial Officer
Terayon Communication Systems, Inc.
4988 Great America Parkway
Santa Clara, CA  95054


RE: Aircraft Lease Agreement between General Electric Capital Corporation ("Lessor") and Terayon Communication Systems, Inc. ("Lessee") dated February 8, 2002 (the "Lease")


Dear Mr. Taylor:

Annex B to the Lease is hereby amended as follows:

B. 1. Advance Rent (if any):  (a) Amount:    $179,225.93
                              (b)  Due Date: January 1, 2004   (Previously paid as part of
                                                               invoice # 10024489 dated
                                                               November 5, 2003.  No payment
                                                               due January 1, 2004.)

B. 15. Basic Term Lease Rate Factor:

                           Factor                             Rental No.

                           1.846198%                          9-19

 B. 16.  Base Index Rate:  1.03%

Exhibit I to Annex B to the Lease is hereby amended as follows:


                                                      Floating
                                                          Rate
                             Payment                Adjustment
                              Number                    Factor
                             -------                ----------
                                9                       8.7572
                                10                      7.9280
                                11                      7.3276
                                12                      6.7255
                                13                      6.2298
                                14                      5.7431
                                15                      5.2873
                                16                      4.8299
                                17                      4.4012
                                18                      3.8913
                                19                      3.4165
                                20                      2.0594

Annex F to the Lease is hereby amended as follows:


                                  # of
                                  Base             Termination
                              Payments                   Value
                              --------             -----------
                                     9                  97.449
                                    10                  96.391
                                    11                  95.142
                                    12                  93.854
                                    13                  92.642
                                    14                  91.530
                                    15                  90.452
                                    16                  89.350
                                    17                  88.225
                                    18                  87.078
                                    19                  85.905
                                    20                  84.711

In addition, Lessor agrees that upon delivery to Lessor of a security deposit pledge in the amount of Seven Million Four Hundred Ninety-Eight Thousand Nine Hundred Eighty and 56/100 Dollars ($7,498,980.56), in the form and substance acceptable to Lessor, Lessor shall release to Lessee all letters of credit currently held by Lessor as security for obligations under the Lease.

Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect.

If you have any questions or concerns regarding the above, please do not hesitate to contact me at (714) 456-9449.


Sincerely,

/s/ Leah A. Smith

Leah A. Smith
Senior Risk Analyst



Accepted and agreed to:

Terayon Communication Systems, Inc.

By: /s/ Arthur T. Taylor
    -------------------------------


Name:    Arthur T. Taylor
      -----------------------------


Title: Chief Financial Officer
       ----------------------------


Date:  December 31, 2003
      -----------------------------

(GE LOGO)                                      GE CAPITAL
                                               COMMERCIAL EQUIPMENT FINANCING

LEAH A. SMITH                                  2400 E. Katella Avenue
Senior Risk Analyst                            Suite 800
                                               Anaheim, CA  92806
                                               714-456-9449 / Fax:  714-456-9473
                                               Internet:  leah.smith@ge.com



December 31, 2003


Mr. Arthur T. Taylor
Chief Financial Officer
Terayon Communication Systems, Inc.
4988 Great America Parkway
Santa Clara, CA  95054


RE: Aircraft Lease Agreement between General Electric Capital Corporation ("Lessor") and Terayon Communication Systems, Inc. ("Lessee") dated February 8, 2002 (the "Lease")


Dear Mr. Taylor:

Annex B to the Lease is hereby amended as follows:

G. AMENDMENTS TO LEASE.

     Lessee has the option to extend the Basic Term by one month without additional charge upon 30-days written notice to Lessor.

Except as expressly modified hereby, all terms and provisions of the Lease and related documents shall remain in full force and effect. Indicate your agreement to the terms hereof by signing this letter where indicated below. Failure to return a signed original to Lessor shall render this letter null and void, and of no further force or effect.

If you have any questions or concerns regarding the above, please do not hesitate to contact me at (714) 456-9449.

Sincerely,

/s/ Leah A. Smith

Leah A. Smith
Senior Risk Analyst

Accepted and agreed to:

Terayon Communication Systems, Inc.

By: /s/ Arthur Taylor
    -------------------------------


Name:    Arthur T. Taylor
      -----------------------------


Title: Chief Financial Officer
       ----------------------------


Date:  December 31, 2003
       -------------------------------------

                        SECURITY DEPOSIT PLEDGE AGREEMENT
                                     (Lease)

       THIS SECURITY DEPOSIT PLEDGE AGREEMENT (this "AGREEMENT") is made and entered into as of the 31st day of December, 2003 by and between TERAYON COMMUNICATIONS SYSTEMS, INC., a Delaware corporation with its principal place of business at 4988 Great America Parkway, Santa Clara, CA 95054 ("LESSEE") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, with its principal place of business at 2400 E. Katella Avenue Suite 800 Anaheim, CA 92806 (together with its successors and assigns, if any, "LESSOR").

       In consideration of, and as an inducement for Lessor to continue leasing to Lessee a certain Aircraft under the Aircraft Lease Agreement, dated as of February 8, 2002, the AIRCRAFT LEASE AGREEMENT AND ALL SCHEDULES AND ANNEXES THERETO BEING REFERRED TO AS THE "LEASE"), and to secure the payment and performance of all of Lessee's obligations under the Lease, Lessee hereby agrees that it shall deposit and pledge with Lessor on or before January 9, 2004, the sum of Seven Million Four Hundred Ninety-Eight Thousand Nine Hundred Eighty and 56/100 Dollars ($7,498,980.56) (the "COLLATERAL"), such pledge to be upon the terms and conditions set forth below:

       1. Lessee delivers the Collateral to Lessor on or before January 9, 2004, to secure Lessee's performance of its obligations under the Lease, including, but not limited to, the timely payment of Rent. Lessee's failure to deliver the Collateral to Lessor on or before January 9, 2004 shall constitute a default under the Lease.

       2. The Collateral deposited with Lessor will not accrue interest. Lessor may commingle the Collateral with its other funds.

       3. After any default by Lessee under the Lease and while the same is continuing, upon, or at any time after said default, Lessor may apply the Collateral towards the satisfaction of Lessee's obligations under the Lease and the payment of all costs and expenses incurred by Lessor as a result of such default, including but not limited to, costs of repossessing said Aircraft and attorneys' fees. Such application shall not excuse the performance at the time and in the manner prescribed of any obligation of Lessee or cure a default of Lessee. Upon the application by Lessor of any amount of the Collateral pursuant to the terms of this paragraph, Lessee shall be obligated to immediately pay to Lessor an amount sufficient to cause the Collateral to equal the amount first set forth above.

       4. Lessor shall have no duty to first commence an action against or seek recourse from Lessee, in the event of a default under the Lease, before enforcing the provisions of, and proceedings under the provisions of this Agreement. The obligations of Lessee under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

       (a)    any amendment or modification of or supplement to the Lease;

       (b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Agreement, the Lease, or any other instrument provided for in the Lease, or any waiver, consent, explanation, indulgence or actions or inaction with respect to any such instrument; or

       (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of Lessee.

       5. Upon the termination of the Lease and the satisfaction of all of the obligations of Lessee thereunder, Lessor shall deliver to Lessee the Collateral (less any portion of same cashed, sold, assigned or delivered pursuant to and under the conditions specified in paragraph 3 hereof), and this Agreement shall thereupon be without further effect.

       6. Lessor may, without the consent of Lessee, assign this Agreement. Lessee agrees that if Lessee receives written notice of an assignment from Lessor, Lessee will pay all amounts due hereunder to such assignee or as instructed by Lessor. Lessee also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

LESSOR:                                    LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION       TERAYON COMMUNICATIONS SYSTEMS, INC.

By: /s/ Leah A. Smith                      By: /s/ Arthur T. Taylor
    --------------------------------           ---------------------------------

Name: Leah A. Smith                        Name: Arthur T. Taylor
      ------------------------------             -------------------------------

Title: Senior Risk Analyst                 Title: Chief Financial Officer
       -----------------------------              ------------------------------